SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2004

NWH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23598	13-3735316
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

156 West 56th Street New York, Suite 2001, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 582-1212
(Registrants’ telephone number, including area code)

National Wireless Holdings Inc.
(former name or former address, if changed since last report)

ITEM 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits:

99.1         Press Release dated June 10, 2004.

ITEM 12.        Results of Operations and Financial Condition.

On June 10, 2004, NWH, Inc. (“NWH”) issued a press release containing information about NWH’s results of operations for the fiscal quarter ended April 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 2004

NWH, INC.
(Registrant)

By:	/s/ Terrence S. Cassidy
Terrence S. Cassidy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

99.1         Press Release dated June 10, 2004.